WF & G

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 15, 2010
The Gabelli Equity Trust Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	811-04700 (Commission File Number)	22-2736509 (I.R.S. Employer Identification No.)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 1-800-422-3554
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 15, 2010, the Board of Directors of The Gabelli Equity Trust Inc. (the “Fund”) approved and adopted an amendment (the “Amendment”) to the Amended and Restated By-Laws of the Fund. The Amendment was effective as of January 15, 2010. The Amendment sets forth the processes and procedures that stockholders of the Fund must follow, and specifies additional information that stockholders of the Fund must provide, when proposing director nominations at any annual or special meeting of stockholders or other business to be considered at an annual meeting of stockholders.
The preceding is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

3.1	Amendment No. 1, dated January 15, 2010, to the Amended and Restated By-Laws of The Gabelli Equity Trust Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GABELLI EQUITY TRUST INC.
Date: January 22, 2010	By:	/s/ Agnes Mullady
Agnes Mullady
Secretary

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Amendment No. 1, dated January 15, 2010, to the Amended and Restated By-Laws of The Gabelli Equity Trust Inc.